EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 33-44547 and No. 33-82782) of Osteotech, Inc. of our report dated February 27, 1998 appearing on F-2 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page S-2 of this Form 10-K.



                                                COOPERS & LYBRAND L.L.P.



Princeton, New Jersey
March 27, 1998




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